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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 10, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                   1-10809                98-0191089
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


On January 10, 2002, XL Capital Finance (Europe) plc (f/k/a XL Finance (UK) plc), a public limited company organized under the laws of England and Wales and a wholly owned subsidiary of the Registrant ("XLCF"), made a public offering and sale of $600,000,000 principal amount of its 6.50% Senior Notes (the "Notes"). The Notes were guaranteed by the Registrant.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the shelf registration statement on Form S-3 (Registration No. 333-75240) filed by the Registrant, XLCF, XL Capital Trust I, XL Capital Trust II, and XL Capital Trust III (the "Registration Statement"), and such Exhibits are hereby incorporated into the Registration Statement by reference.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

         Exhibit No.             Description

          4.14 Form of XL Capital Finance (Europe) plc Debt Security.

          4.16(a) Indenture, dated January 10, 2002, by and among XL Capital
               Finance (Europe) plc, XL Capital Ltd and State Street Bank and Trust Company.

          4.16(b) Excerpts from the Authorizing Resolutions of the Board of Directors of XL Capital Finance (Europe) plc, dated January 7, 2002.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 14, 2002


                                 XL CAPITAL LTD


                                 By:    /s/ Paul S. Giordano
                                        ----------------------------------------
                                        Name:   Paul S. Giordano
                                        Title:  Executive Vice President,
                                                General Counsel & Secretary